UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 13, 2003



                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          VIRGINIA                     0-21912                   54-1624428
----------------------------         -----------               -------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                           999 YAMATO ROAD, SUITE 100
                            BOCA RATON, FLORIDA 33431
                    (Address of principal executive offices)


                                 (561) 862-0134
               (Registrant's telephone number including area code)

ITEM 5.           Other Events and Regulation FD Disclosure

First Chesapeake Financial Corporation (OTC BB: FCFK) announced on August 14, 2003 that its board of Directors had elected certain new officers. This move comes as part of the re-structuring of First Chesapeake as a result of the recently announced sale of a majority of First Chesapeake's common stock to All American Companies, Inc.

The newly elected officers are: Tony Sharma as Chairman and Chief Executive Officer; Victor Johnson as Chief Financial Officer and Treasurer; Utpal Dutta as the Chief Operating Officer and Secretary; and Angela Corrado as Assistant Secretary.

Bill Everslage will remain as President of First Chesapeake and its wholly owned subsidiary, Collateral One, Inc.

The election of the new officers by the Board of Directors was unanimous.

Mr. Sharma also serves as Chairman of All American Companies, Inc. Mr. Dutta also serves as Vice President and Director of All American Companies. Ms. Corrado was previously employed by All American Companies in a similar capacity. Victor Johnson was previously employed by First Bankers Mortgage Services, Inc. as its Chief Financial Officer and by J. I. Kislak Mortgage Corporation as its controller.

First Chesapeake believes that the new officers, together with Mr. Everslage are a varied group of individuals that together bring extensive experience in investment banking, mortgage banking, business process outsourcing, and operational expertise to First Chesapeake.

First Chesapeake is a provider of financial services in the mortgage banking industry and is engaged in retail and wholesale mortgage banking business. All American Companies is a multi-faceted company engaged in providing off-site clerical services to the medical industry, collection services for its own accounts and others, and telemarketing services.

This report contains forward-looking information including statements regarding the Company's business outlook or future performance, anticipated profitability, revenues, expenses or other financial items. Factors that could cause actual events to differ materially from these forward-looking statements include, but are not limited to, the following: overall economic and business conditions, trends for the continued growth of the mortgage and financial services industry, the realization of anticipated revenues, profitability and cost synergies, the demand for the Company's products and services, pricing and other competitive factors in the industry and new government regulations and/or legislative initiatives. These and other risks are described in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 and Quarterly Report on Form 10-QSB through June 30, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 17, 2003              First Chesapeake Financial Corporation


                                    /s/ Tony Sharma
                                    -----------------------------
                                    Tony Sharma
                                    Chairman and Chief Executive Officer